Exhibit 32.2
CoStar Group, Inc.
2 Bethesda Metro Center, 10th floor
Bethesda, MD 20814
May 9, 2006
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Re: Certification Of Principal Financial Officer Pursuant To 18 U.S.C. Sec. 1350
Dear Ladies and Gentlemen:
     In connection with the accompanying Quarterly Report on Form 10-Q of CoStar Group, Inc., for the quarter ended March 31, 2006, I, Frank A. Carchedi, Chief Financial Officer of CoStar Group, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1) such Quarterly Report on Form 10-Q of CoStar Group, Inc., for the quarter ended March 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2) the information contained in such Quarterly Report on Form 10-Q of CoStar Group, Inc., for the quarter ended March 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of CoStar Group, Inc.

By:

/s/ Frank A. Carchedi

Frank A. Carchedi
Chief Financial Officer
(Principal Financial and Accounting Officer)
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CoStar Group, Inc. and will be retained by CoStar Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.
In accordance with Item 601 of Regulation S-K, this certification is being “furnished” as Exhibit 32.2 to CoStar Group, Inc.’s quarterly report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.